SUPPLEMENT

DATED MAY 30, 2014 TO

HARTFORD CAPITAL APPRECIATION HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS DATED MAY 1, 2014

Effective as of June 3, 2014, Philip W. Ruedi, CFA, will replace Paul E. Marrkand, CFA, as a portfolio manager of Hartford Capital Appreciation HLS Fund (the “Fund”).

Accordingly, effective as of June 3, 2014, the following changes are being made to the Fund’s Summary Prospectus and Prospectus:

1.             Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the reference to Paul E. Marrkand is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since

Philip W. Ruedi, CFA	Senior Vice President and Equity Portfolio Manager	2014

2.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the reference to Mr. Marrkand in the second paragraph is deleted and replaced with “Philip W. Ruedi, CFA”.

3.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the biographical paragraph relating to Mr. Marrkand is deleted in its entirety and replaced with the following:

Philip W. Ruedi, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2014.  Mr. Ruedi has also been involved in portfolio management for other clients of the firm for at least the past five years. Mr. Ruedi joined Wellington Management as an investment professional in 2004.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.